WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------

                             $1,057,706,104 (APPROX)
                      WASHINGTON MUTUAL MORTGAGE LOAN TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7


------------------------------------------------------------------------------------------------------
                                         CREDIT                              INITIAL
         CERTIFICATE       RATINGS      ENHANCE.   INITIAL    COLLATERAL     WTD AVG     CERTIFICATE
CLASS   SIZE (+/- 10%)   MOODYS/FITCH   %AGE (1)   COUPON     INDEX (3)      MARGIN (4)      TYPE
------------------------------------------------------------------------------------------------------
          OFFERED  CERTIFICATES
------------------------------------------------------------------------------------------------------
 A     $1,010,109,200      Aaa/AAA       4.50%     WAC (2)    One-Year MTA    1.20%        Senior
M-1       $20,625,200        Aa2         2.55%     WAC (2)    One-Year MTA    1.20%      Subordinate
M-2       $10,577,100        A2          1.55%     WAC (2)    One-Year MTA    1.20%      Subordinate
M-3        $6,875,100       Baa2         0.90.%    WAC (2)    One-Year MTA    1.20%      Subordinate
------------------------------------------------------------------------------------------------------
          NOT OFFERED  HEREBY
------------------------------------------------------------------------------------------------------
B-1        $2,644,300        Ba2         0.65%     WAC (2)    One-Year MTA    1.20%      Subordinate
B-2        $2,115,400        B2          0.45%     WAC (2)    One-Year MTA    1.20%      Subordinate
B-3        $4,759,704        NR            --      WAC (2)    One-Year MTA    1.20%      Subordinate
------------------------------------------------------------------------------------------------------

(1) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency review.
(2)  The Certificates will bear interest at a variable rate (the Pass-Through
     Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with the respect to the first Interest Accrual Period is expected to be approximately 6.473%. The aggregate amount of interest payable will be reduced by the amount of deferred interest and added to the certificate principal balances, pro-rata (as more fully described herein).
(3) All of the mortgage loans bear interest at a mortgage rate that adjusts monthly based upon the 12-month average of the 1-year CMT index (the "One-Year MTA"). On each adjustment date, the Mortgage Rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the One-Year MTA Index as available 15 days prior to each interest rate change date and the gross margin (subject to applicable lifetime caps as described herein).
(4)      Calculation of Net Margin is more fully described herein.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 1
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------


DEPOSITOR/SELLER:           Structured Asset Mortgage Investments ("SAMI")

ORIGINATOR/SERVICER:        Washington Mutual Bank, FA ("WAMU")

TRUSTEE:                    Bankers Trust Company of California, N.A.

CO-LEAD UNDERWRITERS:       Bear, Stearns & Co. Inc. and Greenwich Capital
                            Markets, Inc.

CO-MANAGING UNDERWRITERS:   Lehman Brothers Inc and Salomon Smith Barney Inc.

SALE DATE:                  May 31, 2001

RATING AGENCIES:            Moody's Investors Service, Inc. and Fitch, Inc.

LEGAL STRUCTURE:            REMIC

OPTIONAL CALL:              1% cleanup call

DISTRIBUTION DATE:          25th of each month or next business day

FORM OF REGISTRATION:       The Offered Certificates will be issued in book-
                            entry form through DTC.

ERISA:                      The Offered Certificates will be ERISA eligible.
                            Prospective investors should review with the legal advisors as to whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior Certificates and the Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ADVANCING OBLIGATION:       The Servicer will be obligated to advance delinquent
                            payments of principal and interest through the date of liquidation of an REO property to the extent they are deemed recoverable. The Trustee will be obligated to advance if the Servicer fails in its obligation.

COMPENSATING INTEREST:      The Servicer will be required to cover interest
                            shortfalls as a result of full prepayments to the extent of the lesser of (a)


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 2
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------


                            the aggregate servicing compensation to which the Servicer is entitled on the related distribution date or (b) one-twelfth of 0.25% of the aggregate principal balance of the mortgage loans preceding the related distribution date.


























BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 3
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------


COLLATERAL DESCRIPTION:     As of May 1st, 2001 the mortgage pool consists of
                            approximately 2,050 conventional, One-Year
                            MTA-indexed adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 40 years, having an aggregate balance of approximately $1.057 billion. Approximately 71% of the mortgaged properties are located in the state of California.

                            All of the mortgage loans bear interest at a mortgage rate which adjusts monthly based upon the 12-month average of the 1-year CMT index (the "One-Year MTA"). On each adjustment date, the Loan Rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the One-Year MTA Index as available 15 days prior to each interest rate change date and the gross margin. None of the mortgage loans are subject to a periodic rate adjustment cap. All of the mortgage loans are subject to a maximum mortgage rate.

                            For all of the mortgage loans, the monthly payment amount is subject to adjustment on a date specified in the Mortgage Note and annually (or with respect to approximately 3.0% of the mortgage loans every five to ten years) on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the Negative Amortization Limit), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                            Approximately 65.2% of the mortgage loans provide for payment by the mortgagor of a prepayment penalty in connection with full voluntary prepayments of principal made within the period of time specified in the related mortgage note (typically ranging from 1 to 3 years from


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 4
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------


                            origination). Generally, the percentage charged will either be (a) a fixed percentage of approximately 2.00% or (b) a fixed percentage which declines each year, beginning at 3.00% and ramping down to 1.00% until expiration. In either case the prepayment penalty is calculated on the original principal balance.












BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 5
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------



                            The Net Rate (and Net Margin) for each mortgage loan is the applicable gross mortgage rate (or gross margin) less the Aggregate Expense Rate. The Aggregate Expense Rate is equal to the sum of the Master Servicing Fee Rate, the Excess Servicing Fee Rate and the Trustee Fee Rate. The weighted average Aggregate Expense Rate as of the Cut-Off Date is expected to be approximately 1.33%.

                            Provided below is a brief summary of the composition of the pool by the Next Payment Change Date as of May 1, 2001:

-----------------------------------------------------------------------------------------
GROSS COUPON       PRINCIPAL      % OF    GROSS    WAM     AGE    GROSS    ORIG
    RANGE           BALANCE       POOL     WAC    (MOS)   (MOS)  MARGIN    LTV     FICO
-----------------------------------------------------------------------------------------
3.00% - 3.99%     $53,682,560     5.08%   3.950%   359      0    2.472%    65.6%   720
4.00% - 4.99%    $,67,060,491     6.34%   4.942%   361      1    2.529%    67.7%   735
5.00% - 5.99%      $3,385,026     0.32%   5.547%   359      1    2.801%    69.0%   713
6.00% - 6.99%      $1,628,189     0.15%   6.750%   357      3    2.500%    57.4%   739
7.00% - 7.99%     $54,365,977     5.14%   7.861%   358      4    2.190%    69.2%   728
8.00% or more    $877,583,858    82.97%   8.265%   359      4    2.555%    68.6%   716
=========================================================================================
  TOTALS/WA    $1,057,706,104   100.00%   7.804%   359      3    2.531%    68.4%   718
-----------------------------------------------------------------------------------------

                            The approximate general characteristics of the Mortgage Loans as of May 1, 2001 has been attached as Exhibit I.

UNDERWRITING STANDARDS:     All mortgage loans are originated to WAMU's
                            underwriting guidelines which provide for acceptable levels of credit, appraisal and underwriting criteria. Such underwriting criteria are applied in accordance with applicable state and federal laws and regulations. Underwriting guidelines are established to set acceptable criteria regarding credit history, repayment ability, necessary liquidity and adequacy of the collateral. These guidelines generally conform to secondary market standards. A further description of the underwriting standards is provided in the prospectus supplement.

DEFERRED INTEREST:          To the extent the amount of interest accruing on a
                            negative amortization loan exceeds the fixed monthly payment ("Deferred Interest"), the principal balance of such loan is increased by the amount of the Deferred Interest.



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 6
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------


                            Deferred Interest will be added to all Certificate Balances, pro-rata.


















BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 7
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------



CREDIT ENHANCEMENT:         Credit Enhancement for the Certificates is provided
                            by a senior/subordinate structure.

CASH-FLOW DESCRIPTION:

                            Distributions on the Certificates are made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, are made according to the following priority:

                            INTEREST REMITTANCE AMOUNTS:

                            1. Payment of interest to the holders of the Class A
                               Certificates in an amount up to their
                               Pass-Through Rate;

                            2. Payment of interest, sequentially in order of the
                               numerical class designation, to the holders of the Class M Certificates in an amount up to their Pass-Through Rate; and

                            3. Payment of interest, sequentially in order of the
                               numerical class designation, to the holders of the Class B Certificates in an amount up to their Pass-Through Rate.

                            PRINCIPAL REMITTANCE AMOUNTS:

                            1. Prior to the Distribution Date in June 2004 (the
                               Step-down Date) or, after the Step-down Date if a Trigger Event is in effect, payment of principal sequentially (and in numerical order thereafter), to the holders of the Class A, Class M and Class B Certificates, in each case, until the certificate principal balance of each such Class with the highest payment priority is reduced to zero; and

                            2. On or after the Step-down Date and so long as a
                               Trigger Event is not in effect, payment of principal sequentially (and in numerical order thereafter), to the holders of the Class A, Class M and Class B Certificates, up to each respective Class's Principal Remittance Amount. The Principal Remittance Amount is the amount of principal due each class of Certificates in order to maintain their respective Step-down CE Targets.

TRIGGER EVENT:              A Trigger Event is in effect after the Step-down
                            Date if the three-month average of loans 60 or more days delinquent (including foreclosure and REO) exceeds 50% of the Senior Enhancement Percentage
                            (initially equal to 4.50%).

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 8
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------



STEP-DOWN CE TARGETS:       The initial subordination amounts and the step-down
                            credit enhancement targets (related to principal distributions after the Step-down Date) have been provided in the chart below (all as of the Cut-Off
                            Date):

                            ----------------------------------------------------
                                 CERTIFICATE               CE        STEP-DOWN
                                    CLASS              PERCENTAGE    CE TARGET
                            ----------------------------------------------------
                             Class A Certificates        4.50%         9.00%
                            Class M-1 Certificates       2.55%         5.10%
                            Class M-2 Certificates       1.55%         3.10%
                            Class M-3 Certificates       0.90%         1.80%
                            Class B-1 Certificates       0.65%         1.30%
                            Class B-2 Certificates       0.45%         0.90%
                            ----------------------------------------------------

                            The credit enhancement percentages and Step-down CE Targets are preliminary and are subject to change based upon the rating agency analysis of the final pool.

ALLOCATION OF LOSSES:       Realized Losses on the Mortgage Loans will be
                            allocated first to the most junior class of Certificates outstanding beginning with the Class B
                            Certificates, in reverse numerical order, then the Class M Certificates, in reverse numerical order, until the Certificate Principal Balance of each such Subordinate Class has been reduced to zero.
                            Thereafter, Realized Losses on the Mortgage Loans will be allocated to the Class A Certificates.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 9
--------------------------------------------------------------------------------

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------

WASHINGTON MUTUAL BANK MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7
COMPUTATIONAL MATERIALS: TERM SHEET
--------------------------------------------------------------------------------



























BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976         MAY 21, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.     Page 11
--------------------------------------------------------------------------------